                            GAMNA SERIES FUNDS, INC.
                                GAMNA FOCUS FUND

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                 JULY 23, 1999

                                AS SUPPLEMENTED
                                       ON
                     AUGUST 12, 1999 AND SEPTEMBER 28, 1999

    This Statement of Additional Information sets forth information about GAMNA Series Funds, Inc. and its portfolio, GAMNA Focus Fund, which may be of interest to investors but which is not necessarily included in the prospectus dated July 23, 1999 (the "Prospectus") offering shares of GAMNA Focus Fund. This Statement of Additional Information should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained by an investor without charge by contacting Provident Distributors, Inc., the Fund's distributor (the "Distributor"), at the address or phone number listed below.

    This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

    For more information about your account, simply call or write GAMNA Focus Fund at:

                                 1-888-287-4093
                                GAMNA Focus Fund
                          Four Falls Corporate Center
                                  Sixth Floor
                        West Conshohocken, PA 19428-2961

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND..................................................................    1

INVESTMENT POLICIES AND RESTRICTIONS......................................    1

PERFORMANCE INFORMATION...................................................    6

DETERMINATION OF NET ASSET VALUE..........................................    7

PURCHASES, REDEMPTIONS AND EXCHANGES......................................    7

DISTRIBUTIONS; TAX MATTERS................................................   10

MANAGEMENT OF THE COMPANY AND THE FUND....................................   14

DISTRIBUTION PLANS........................................................   16

DISTRIBUTION AGREEMENT....................................................   18

TRANSFER AGENT AND CUSTODIAN..............................................   18

INDEPENDENT ACCOUNTANTS...................................................   18

COUNSEL...................................................................   18

EXPENSES..................................................................   19

GENERAL INFORMATION.......................................................   19

                                    THE FUND

    GAMNA Series Funds, Inc. (the "Company") is an open-end investment company which was organized as a corporation under the laws of the State of Maryland on March 18, 1999. The Company presently consists of a single series, GAMNA Focus Fund (the "Fund"). The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Fund are collectively referred to in this Statement of Additional Information as the "Shares."

    The Board of Directors of the Company provides broad supervision over the affairs of the Company including the Fund. Groupama Asset Management, N.A. ("GAMNA" or the "Adviser") is the investment adviser for the Fund. PFPC Inc. serves as the Company's administrator (the "Administrator") and supervises the overall administration of the Company, including the Fund.

                      INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES

    The Prospectus sets forth the various investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. Except as specifically set forth below under "Investment Restrictions", the investment policies of the Fund (including the Fund's investment objective) are non-fundamental and may be changed without the approval of the shareholders of the Fund. In the event of a change in the Fund's investment objective, shareholders will be given at least 30 days' written notice prior to such a change. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") see Appendix A.

    DEPOSITARY RECEIPTS. The Fund may invest in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). These securities carry additional risks associated with investing in foreign securities. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity than comparable domestic securities, the possible imposition of withholding taxes on income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies.

    MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic issuers and obligations of domestic banks.

    U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee

Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury and obligations that are supported by the creditworthiness of the particular instrumentality.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and such other U.S. commercial banks which are judged by GAMNA to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Investments in the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian will have possession of the collateral, which the Board of Directors believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities.

    BORROWINGS. The Fund may borrow money from banks for temporary or short-term purposes. But the Fund may not borrow money to buy additional securities, which is known as "leveraging."

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

    SECURITIES LOANS. The Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by GAMNA to be of good standing and will not be made unless, in the judgment of GAMNA, the consideration to be earned from such loans justifies the risk.

INVESTMENT RESTRICTIONS

    The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

        (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings;

        (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets; and (iv) delays in the settlement of securities transactions will not be considered loans;

        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from investing in securities or other instruments backed by physical commodities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. Investments by the Fund in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) issue any senior security (as defined in the 1940 Act), except that
    (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act; or

        (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    The following investment restrictions of the Fund may be changed without the approval of the shareholders of the Fund. The Fund may not:

        (1) hold more than 25% of its total assets in securities of any single issuer and, with respect to 50% of its total assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its total assets in the securities of any one issuer other than obligations of the U.S. government, its agencies and instrumentalities.

        (2) make short sales of securities, including short sales "against the box," or purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions.

        (3) invest more than 15% of its net assets in illiquid securities.

        (4) write, purchase or sell any put or call option or any combination thereof.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, however, that the Fund will be required to reduce its outstanding borrowings in accordance with the requirements of the 1940 Act if its asset coverage falls below 300%. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Manager. Changes in the Fund's investments are reviewed by the Board of Directors of the Company. The Portfolio Manager may serve other clients of GAMNA in a similar capacity.

    The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. The Fund estimates that its portfolio turnover rate will not exceed 300%. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. A high turn-over rate could thus make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, GAMNA will weigh the added costs of short-term investment against anticipated gains, and the Fund will engage in portfolio trading if the Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    Under the Advisory Agreement, GAMNA shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, GAMNA considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to GAMNA, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. GAMNA is not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), GAMNA normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, GAMNA may cause the Fund to pay a broker-dealer which provides brokerage and research services to GAMNA, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. GAMNA reports to the Board of Directors regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Fund pays to GAMNA will not be reduced as a consequence of GAMNA's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to GAMNA in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to GAMNA in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of GAMNA, GAMNA would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

    In certain instances, there may be securities that are suitable for one or more of the accounts advised by GAMNA. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

    No portfolio transactions are executed with any affiliate of GAMNA or the Distributor, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of Shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Fund on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance of the Fund or its classes. The Fund's performance may be compared with indices such as the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any Shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of Shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of Shares will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses.

    Advertising or communications to shareholders may contain the views of GAMNA as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.

    For purposes of quoting and comparing the performance of each class of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Total return quotations are computed separately for each class of Shares of the Fund. Under the rules of the SEC, funds advertising performance must include average annual total return quotes calculated according to the following formula:

     P(1 + T) TO THE   =   ERV
            POWER OF
            Where: P   =   a hypothetical initial payment of $1,000
                   T   =   average annual total return
                   n   =   number of years (1, 5, or 10)
                 ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year period (or fractional portion thereof).

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

    Interest income on long-term obligations in the Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined on the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for Shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming Shares and depositing and withdrawing monies from the bank account specified in the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The Company has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the Shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the beginning of the ninth year after the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. At the time of the conversion the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    Investors may incur a fee if they effect transactions through a broker or agent.

REDUCED SALES CHARGES

    No initial sales charges or contingent deferred sales charges will apply to Shares purchased with reinvested dividends or other distributions.

    Class A Shares may be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any Shares acquired and still held in the Fund and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A Shares purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such Discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a Cumulative Quantity Discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares at a discount and
(iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This would include, but it not limited to, retirement plans under Section 401 or 408 of the Internal Revenue Code. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares purchased thereafter.

    The Fund may sell Class A Shares without an initial sales charge to (i) the Directors of the Company (and their immediate families), (ii) GAMNA, its affiliates and their directors and employees (and their immediate families),
(iii) the Fund's Distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, (iv) the Fund's counsel and its employees (and their immediate families), (v) employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of GAMNA Focus Fund Shares), (vi) participants in "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with GAMNA, (vii) and financial institution trust departments investing an aggregate of $1 million or more in GAMNA Focus Fund.

    Purchases of the Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent.

    Initial sales charges on Class A Shares may be waived if the investor is using redemption proceeds received within the prior ninety days from non-GAMNA funds to buy his or her Shares, and on which he or she paid a front-end or contingent deferred sales charge or is using proceeds from the Fund received within the prior thirty days.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both GAMNA and non-GAMNA mutual funds. The money that is invested in GAMNA Focus Fund may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

    No initial sales charge will apply to the purchase of the Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in GAMNA Focus Fund, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

    The contingent deferred sales charge for Class B and Class C Shares will be waived for redemptions in connection with the Fund's systematic redemption plan. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; (vi) an involuntary redemption of an account balance under $500; (vii) the redemption of Shares by participants in certain wrap-fee or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with GAMNA; (viii) a hardship withdrawal from a non-qualified deferred compensation plan or a qualified 401(k) or 403(b) retirement plan and
(ix) a loan from a 401(k) or 403(b) retirement plan if the plan's loan feature requires that amounts redeemed out of the Fund be repaid into the Fund.

    The Fund reserve the right to change any of these policies at any time and may reject any request to purchase Shares at a reduced sales charge.

                                  TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to or exceeding the sum of 98% of ordinary taxable income for the calendar year and 98% of capital gain net income generally computed for the one-year period ended on October 31 of such calendar year and 100% of any amount undistributed from the prior calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his Shares.

    The maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) with respect to capital assets held for more than one year.

    If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Section 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares.

    Distributions by the Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares. Shareholders receiving a distribution in the form of additional Shares will be treated as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases Shares reflects undistributed net investment income or net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any shareholder (1) who has provided either an incorrect taxpayer identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of Shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the Shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other Shares within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such Shares. For this purpose, special holding period rules may apply in determining the holding period of Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE COMPANY AND THE FUND

DIRECTORS AND OFFICERS

    The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. The Directors and officers of the Company and their principal occupations for at least the past five years are set forth below.

NAME, AGE, ADDRESS                     POSITION HELD WITH FUND       PRINCIPAL OCCUPATION(S) PAST 5 YEARS
-------------------------------------  ----------------------------  ---------------------------------------------
Robert T. Adams (age 44)               Director                      Attorney, Wilson, Elser, Moskowitz, Edelman &
150 E. 42nd Street                                                   Dicker, 1986-present.
New York, NY 10017-5639
Vincent Benefico (age 38)              Director                      Manager, Fixed Income Product Management,
263 Tresser Blvd., 14th Fl.                                          Reuters America Holdings, Inc. ("Reuters"), a
Stamford, CT 06901                                                   vendor of financial news and information,
                                                                     1999-present; Product Support Manager,
                                                                     Reuters, 1997-1999; Technical Specialist,
                                                                     Reuters, 1995-1997; Manager, Quality Control,
                                                                     Reuters, 1992-1997.
Mark Bronzo (age 38)*                  Director, President and       Senior Vice President (1998-present), Vice
180 Maiden Lane                          Chief Executive Officer     President (1995-1998), Managing Director and
New York, NY 10038                                                   Board Member (1998-present) of GAMNA
                                                                     (formerly Sorema Asset Management
                                                                     Company)--1995-present; Chief Investment
                                                                     Officer of Sorema N.A. Group--1989-1998
James S. Carluccio (age 45)            Director                      Independent consultant, 2/99-present;
70 Wearimus Road                                                     Executive Vice President, Technology
Ho-Ho-Kus, NJ 07423                                                  Solutions Company, 1992-1999
Edward Fogarty, Jr. (age 40)           Director                      Attorney, White & McSpedon, P.C.,
875 Avenue of the Americas                                           4/19/1999-present; attorney, Fogarty &
New York, NY 10001                                                   Fogarty PC, 1984-1999
Daniel Portanova (age 38)*             Director, Treasurer and       Senior Vice President, Managing Director and
180 Maiden Lane                          Chief Operating Officer     Board Member of GAMNA--1998-present; Vice
New York, NY 10038                                                   President and Managing Director of Sorema
                                                                     Asset Management Company, 1995-1998; Managing
                                                                     Director-- General Reinsurance Asset
                                                                     Management--1993-1995
Jonathan M. Rather (age 39)            Director                      General Partner and Chief Financial Officer
425 Park Avenue, 28th Floor                                          of Welsh, Carson, Anderson & Stowe, a private
New York, NY 10022                                                   equity investment firm in health care and
                                                                     information services--currently; Chief
                                                                     Operating Officer and Chief Financial Officer
                                                                     of Goelet Corporation, 1985-1999
Iona Watter (age 46)                   Secretary                     Second Vice President (1999), Corporate
                                                                     Secretary and Compliance Officer, GAMNA
                                                                     1995-present; Second Vice President and
                                                                     Corporate Secretary of Sorema N.A. Group
                                                                     (1994-1999); AVP and Assistant Corporate
                                                                     Secretary (1989-1994).

------------------------
* Asterisks indicate those Directors that are "interested persons" (as defined in the 1940 Act).

    The Board of Directors of the Company presently has an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are Messrs. Adams, Benefico,

Carluccio, Fogarty and Rather. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Nominating Committee nominates directors.

REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

    Each Director who is not an affiliate of GAMNA receives a fee which consists of an annual retainer of $3,000 and a meeting fee of $500 for each meeting attended. Each Director is also reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof.

    The Articles of Incorporation provide that the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Company. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Directors or in a written opinion of independent counsel, that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

GAMNA

    GAMNA acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement, (the "Advisory Agreement"). Subject to such policies as the Board of Directors may determine, GAMNA is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, GAMNA provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. GAMNA provides a continuous investment program and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. GAMNA also oversees certain administrative, compliance and accounting services for the Fund. GAMNA furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect for an initial two year period and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (i) the Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Pursuant to the terms of the Advisory Agreement, GAMNA is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Company on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Directors of the Company, or by GAMNA on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that GAMNA shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    GAMNA (formerly Sorema Asset Management Company) was formed as a joint venture between Groupama Asset Management and Sorema N.A. Holding Corporation. GAMNA is 80% owned by Groupama Asset Management N.A. and 20% owned by Sorema N.A. Holding Corporation. Groupama Asset Management N.A. is 96.1% owned by Banque Financiere Groupama, which is in turn owned 67.7% by Groupama Finance and 28.7% by AMACAM. Groupama Finance is 100% owned by Groupama S.A.

AMACAM is 50% owned by Groupama S.A., 25% owned by SACAM S.A. and 25% owned by CNCA S.A. CNCA S.A. and SACAM S.A. are both controlled by Credit Agricoles. Sorema N.A. Holding Corporation is 100% owned by Sorema (Paris) which is in turn owned 100% by Financiere Sorema. Financiere Sorema is 93.5% owned by Groupama Reassurance. Groupama Reassurance is 36.2% owned by Groupama S.A., 23.45% owned by Groupama Assurances and Services and 40.35% owned by Groupama. Groupama Assurances and Services is 96.03% owned by Groupama S.A. Groupama S.A. is 100% owned by Groupama.

    In consideration of the services provided by GAMNA pursuant to the Advisory Agreement, GAMNA is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, GAMNA has agreed to waive a portion of the fees payable to it for a period of three years. The Fund will be required to reimburse GAMNA for any advisory fees waived during the two years following a waiver if it can do so within its 1.90% expense limitation.

    GAMNA may from time to time, at its own expense out of compensation retained by it from the Fund or other sources available to it, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to Shares held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by GAMNA.

ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), PFPC Inc. is the administrator of the Fund. The Administrator provides certain administrative services to the Fund, including, among other responsibilities, certain accounting, clerical and bookkeeping services, assistance in the preparation of reports to shareholders, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Company of documents required to be filed for compliance by the Company with applicable laws and regulations including those of the Securities and Exchange Commission and the securities laws of various states; arranging for the computation of performance data, including net asset value; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares.

    In consideration of the services provided pursuant to the Administration Agreement, the Administrator receives from the Fund a fee computed daily and paid monthly at an annual rate equal to .120% of the Fund's first $250 million of average daily net assets; .095% of the next $250 million; .070% of the next $250 million; and .050% of the average daily net assets in excess of $750 million. Certain class, base and minimum fees also apply.

                               DISTRIBUTION PLANS

    The Company has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of each class of Shares as described in the Prospectus. The Distribution Plans provide that each class of Shares shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including payments to selected securities dealers. Promotional activities for the sale of each class of Shares may be conducted generally, and activities intended to promote one class of Shares may also benefit the Fund's other Shares.

    Dealers shall be paid a dealer reallowance from the sales charges on Class A Shares according to the following schedule:

                                                                                DEALER'S
                                                      SALES CHARGE (LOAD)      REALLOWANCE
                                                      (AS A PERCENTAGE OF  (AS A PERCENTAGE OF
AMOUNT OF INVESTMENT                                  THE OFFERING PRICE)  THE OFFERING PRICE)
----------------------------------------------------  -------------------  -------------------

Under $100,000......................................           5.75%                5.00%

$100,000 but under $250,000.........................           3.75%                3.00%

$250,000 but under $500,000.........................           2.50%                2.00%

$500,000 but under $1,000,000.......................           2.00%                1.75%

$1,000,000 but under $3,000,000.....................            None                0.50%

$3,000,000 and over.................................            None                0.25%

    The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of up to 4.00% and 1.00%, respectively, of the purchase price of the Shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A Shares, or 0.25% annualized of the average net asset value of the Class B Shares, or 0.75% annualized of the average net asset value of the Class C Shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class C Shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto.

    Each class of Shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Directors"). Each Distribution Plan was approved by the Board of Directors on July 20, 1999 and by the Sole Shareholder on July 22, 1999. Each Distribution Plan requires that the Company shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting shares of the class of the Fund. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. The benefit the Fund anticipates from the Distribution Plans is that the Fund will obtain the Distributor's services as underwriter and its best efforts at selling Shares of the Fund.

                             DISTRIBUTION AGREEMENT

    The Company has entered into a Distribution Agreement (the "Distribution Agreement") with the "Distributor", pursuant to which the Distributor serves as the Fund's exclusive underwriter and has agreed to use its best efforts to promote and arrange for the sale of each class of Shares and enters into dealer agreements with broker-dealers to sell shares. The shares will be offered continuously. The Company pays for all of the expenses for qualification of the Shares for sale in connection with the public offering of such Shares, and all legal expenses in connection therewith.

    The Distribution Agreement will continue in effect for an initial two year period and thereafter for successive annual periods only if such continuance is specifically approved at least annually by (i) the Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

                          TRANSFER AGENT AND CUSTODIAN

    The Company has also entered into a Transfer Agency Agreement pursuant to which PFPC Inc. serves as transfer agent and dividend-paying agent for the Company. The Transfer Agent's address is 400 Bellevue Parkway, Wilmington, DE 19809.

    Pursuant to a Custodian Agreement, PFPC Trust Company serves as the Custodian of the assets of the Fund and receives such compensation as is agreed upon from time to time. As Custodian provides oversight and record keeping for the assets held in the portfolios of the Fund. The Custodian is located at 200 Stevens Drive, Lester, Pennsylvania 19113.

                            INDEPENDENT ACCOUNTANTS

    KPMG LLP provides the Fund with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. The financial statement included in this Statement of Additional Information has been included in reliance upon the report of KPMG LLP, 757 Third Avenue, New York, New York 10017, independent accountants of the Fund, given on the authority of that firm as experts in accounting and auditing.

                                 LEGAL COUNSEL

    Simpson Thacher & Bartlett serves as counsel to the Company and the Fund. Piper & Marbury L.L.P., Baltimore, Maryland has issued an opinion regarding the valid issuance of Shares being offered pursuant to the Fund's Prospectus.

                                    EXPENSES

    The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Company. These expenses include investment advisory and administrative fees; the compensation of the Directors; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Company; insurance premiums; and expenses of calculating the net asset value of, and the net income on, Shares. Distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    GAMNA Series Funds, Inc. is an open-end management investment company organized as corporation under the laws of the State of Maryland on March 18, 1999. The Company currently consists of one series of Shares of common stock, par value $.01 per share, relating to the GAMNA Focus Fund. The Company has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Company which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Company, under the supervision of the Board of Directors, to be fair and equitable. Shares have no pre-emptive or conversion rights. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Shares held by the Company shall not be voted. Shares of each series or class generally vote together, except when required under the 1940 Act to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    The Fund offers Class A, Class B and Class C Shares. The classes of Shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on certain classes. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of Shares rather than another.

    The business and affairs of the Company are managed under the general direction and supervision of the Company's Board of Directors. The Company is not required to and does not currently intend to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when required by the 1940 Act and when, in the judgment of the Directors, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders. No material amendment may be made to the Company's Articles of Incorporation without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights.

    Stock certificates are issued only upon the written request of a shareholder. No certificates are issued for Class B Shares due to their conversion feature.

    The Board of Directors has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

CONTROL PERSONS, PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP

    As of the date of this Statement of Additional Information, 100% of the issued and outstanding common stock of the Company is owned by GAMNA.

    As of the date hereof, the Directors and officers as a group own less than 1% of the Fund's outstanding Shares, all of which were acquired for investment purposes.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder
GAMNA Series Funds, Inc.:

    We have audited the accompanying statement of assets and liabilities of GAMNA Focus Fund of the GAMNA Series Funds, Inc. as of July 19, 1999, and the related statement of operations for the period from March 18, 1999 (date of inception) to July 19, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GAMNA Focus Fund as of July 19, 1999, and the results of its operations for the period from March 18, 1999 to July 19, 1999, in conformity with generally accepted accounting principles.

                                          KPMG LLP

New York, New York

July 20, 1999

                                GAMNA FOCUS FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JULY 19, 1999

ASSETS:
  Cash............................................................................  $ 100,400
  Receivable from advisor.........................................................     20,440
  Deferred offering costs.........................................................     39,024
                                                                                    ---------
    TOTAL ASSETS..................................................................    159,864
                                                                                    ---------

LIABILITIES:
  Organization costs payable......................................................     59,500
  Offering costs payable..........................................................        364
                                                                                    ---------
    TOTAL LIABILITIES.............................................................     59,864
                                                                                    ---------
NET ASSETS                                                                          $ 100,000
                                                                                    ---------
                                                                                    ---------
NET ASSETS CONSISTED OF THE FOLLOWING AT JULY 19, 1999:
  Paid-in capital.................................................................  $ 100,000
                                                                                    ---------
    NET ASSETS....................................................................  $ 100,000
                                                                                    ---------
                                                                                    ---------
Shares Outstanding:
  Class A.........................................................................      9,998
  Class B.........................................................................          1
  Class C.........................................................................          1

Net Asset Value:
  Class A.........................................................................     $10.00
  Class B.........................................................................     $10.00
  Class C.........................................................................     $10.00

     Notes to Financial Statements are an integral part of this Statement.

                                GAMNA FOCUS FUND

                            STATEMENT OF OPERATIONS

    FOR THE PERIOD FROM MARCH 18, 1999 (DATE OF INCEPTION) TO JULY 19, 1999

Expenses:
  Organization costs..............................................................  $  59,500
  Expense reimbursements..........................................................    (59,500)
                                                                                    ---------
Expenses net of reimbursements....................................................  $      --
                                                                                    ---------
                                                                                    ---------

     Notes to Financial Statements are an integral part of this Statement.

                            GAMNA SERIES FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 JULY 19, 1999

NOTE 1. ORGANIZATION

    GAMNA Series Funds, Inc (the "Company"), an open-end management investment company, has one portfolio, GAMNA Focus Fund (the "Fund"). The Series was incorporated in Maryland on March 18, 1999. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act").

    As of July 19, 1999, the Series had no other activity except for matters relating to its organization and the purchase by Groupama Asset Management N.A. ("GAMNA"), the Fund's investment adviser, of Shares of the Fund.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 2. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

    The Fund has entered into an investment advisory agreement with GAMNA. Pursuant to the agreement, GAMNA manages the investment and reinvestment of the Fund's assets. GAMNA also furnishes office space, personnel and certain facilities required for the performance by GAMNA of the services provided by it to the Fund under the management contract.

    As compensation for its services, the Fund will pay GAMNA a monthly fee at an annual rate of 0.55% of the Fund's average daily net assets up to $1 billion and at an annual rate of 0.50% thereafter.

    GAMNA has agreed to impose an expense cap on the total operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) for the Fund at 1.9% for the fiscal year ending June 30, 2000.

NOTE 3. ORGANIZATION AND OFFERING COSTS

    Organization expenses estimated at $59,500 have been charged to expense. The Fund will be reimbursed by GAMNA for organization expenses incurred. As of July 19, 1999 the Fund had a $20,400 receivable from GAMNA for unreimbursed organization expenses.

    Offering costs incurred by the Fund are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straightline basis. The Fund estimates that it will incur $145,000 in additional offering costs within the next three months.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE

A Shares:
Net Asset Value and Redemption Price per Share at an assumed net asset value of $10.00 per share...........................................  $10.00

Maximum Offering Price per Share (an assumed net value of $10.00 per share divided by .9425) (reduced on purchases of $100,000 or more)...............................................................  $10.61

B Shares:
Net Asset Value and Redemption Price per Share at an assumed net asset value of $10.00 per share...........................................  $10.00

C Shares:
Net Asset Value and Redemption Price per Share at an assumed net asset value of $10.00 per share...........................................  $10.00

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's and S&P with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-13"

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in the Statement of Additional Information.